UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K/A

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 25, 2004

                        FIRST FRANKLIN MORTGAGE LOAN TRUST
            Mortgage Pass-Through Certificates, Series 2004-FFA Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-106925-27       54-2147308
Pooling and Servicing Agreement)      (Commission         54-2147309
(State or other                       File Number)        54-2147310
jurisdiction                                              IRS EIN
of Incorporation)



       c/o Wells Fargo Bank, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

Subsequent to filing the 8-K relating to the payment date on May 25, 2004, a revision was made to the FIRST FRANKLIN MORTGAGE LOAN TRUST, Mortgage Pass-Through Certificates, Series 2004-FFA which was not included in the original 8-K filed. The 8-K is being amended because the Murray Hill Reports (not originally attached) needed to be attached. This revision was not previously disclosed in a 1934 Act filing. The revised data has been and will continue to be available on the Wells Fargo Bank, N.A. as Securities Administrator, website at www.ctslink.com.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description
           EX-99.1                      Monthly report distributed to holders of
                                        Mortgage Pass-Through Certificates,
                                        Series 2004-FFA Trust, relating to the
                                        May 25, 2004 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                        FIRST FRANKLIN MORTGAGE LOAN TRUST
            Mortgage Pass-Through Certificates, Series 2004-FFA Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Securities Administrator
              By:   /s/   Beth Belfield as Assistant Vice President
              By:    Beth Belfield as Assistant Vice President

              Date:  9/9/2004

                                INDEX TO EXHIBITS

Exhibit Number            Description
EX-99.1                   Monthly report distributed to holders of Mortgage
                          Pass-Through Certificates, Series 2004-FFA Trust, relating to the May 25, 2004 distribution.




                   EX-99.1

First Franklin Mortgage Loan Trust
Mortgage Pass-Through Certificates



Record Date:             4/30/2004
Distribution Date:       5/25/2004


FFM  Series: 2004-FFA

Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660








                                          Certificateholder Distribution Summary

                             Certificate    Certificate                  Beginning
                             Class          Pass-Through               Certificate           Interest          Principal
Class             CUSIP      Description    Rate                            Balance       Distribution       Distribution

     A-SIO       32027NFP1              SEN             0.45000%               0.00         160,180.05               0.00
      A-1        32027NFM8              SEN             1.30000%     389,603,198.57         408,001.13      10,629,320.50
      A-2        32027NFN6              SEN             4.60000%      47,032,000.00         180,289.33               0.00
      M1A        32027NFQ9              SEN             1.64000%      17,984,000.00          23,758.86               0.00
     M1-F        32027NFR7              SEN             4.43800%      17,984,000.00          66,510.83               0.00
     M2-A        32027NFS5              SEN             2.20000%      16,158,000.00          28,635.57               0.00
     M2-F        32027NFT3              SEN             4.61700%      16,158,000.00          62,167.91               0.00
     M3-A        32027NFU0              SEN             2.65000%       9,835,000.00          20,994.99               0.00
     M3-F        32027NFV8              SEN             4.88800%       9,835,000.00          40,061.23               0.00
      M4         32027NFW6              SEN             2.80000%       7,025,000.00          15,845.28               0.00
      M5         32027NFX4              SEN             5.00000%       8,430,000.00          35,125.00               0.00
      M6         32027NFY2              SEN             5.00000%      10,397,000.00          43,320.83               0.00
      R1         FFM4FFAR1              SEN             0.00000%               0.00               0.00               0.00
      R2         FFM4FFAR2              SEN             0.00000%               0.00               0.00               0.00
       X         FFM04FFAX              SEN             0.00000%       2,251,111.09       2,071,077.48               0.00
       P         FFM04FFAP              SEN             0.00000%             100.00         268,463.69               0.00
Totals                                                               552,692,409.66       3,424,432.18      10,629,320.50

                     Certificateholder Distribution Summary (continued)

                          Current             Ending                            Cumulative
                         Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

A-SIO                         0.00               0.00         160,180.05               0.00
A-1                           0.00     378,973,878.07      11,037,321.63               0.00
A-2                           0.00      47,032,000.00         180,289.33               0.00
M1A                           0.00      17,984,000.00          23,758.86               0.00
M1-F                          0.00      17,984,000.00          66,510.83               0.00
M2-A                          0.00      16,158,000.00          28,635.57               0.00
M2-F                          0.00      16,158,000.00          62,167.91               0.00
M3-A                          0.00       9,835,000.00          20,994.99               0.00
M3-F                          0.00       9,835,000.00          40,061.23               0.00
M4                            0.00       7,025,000.00          15,845.28               0.00
M5                            0.00       8,430,000.00          35,125.00               0.00
M6                            0.00      10,397,000.00          43,320.83               0.00
R1                            0.00               0.00               0.00               0.00
R2                            0.00               0.00               0.00               0.00
X                             0.00       2,251,111.09       2,071,077.48               0.00
P                             0.00             100.00         268,463.69               0.00
Totals                        0.00     542,063,089.16      14,053,752.68               0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

A-SIO                         0.00                 0.00               0.00              0.00             0.00           0.00
A-1                 398,929,000.00       389,603,198.57               0.00     10,629,320.50             0.00           0.00
A-2                  47,032,000.00        47,032,000.00               0.00              0.00             0.00           0.00
M1A                  17,984,000.00        17,984,000.00               0.00              0.00             0.00           0.00
M1-F                 17,984,000.00        17,984,000.00               0.00              0.00             0.00           0.00
M2-A                 16,158,000.00        16,158,000.00               0.00              0.00             0.00           0.00
M2-F                 16,158,000.00        16,158,000.00               0.00              0.00             0.00           0.00
M3-A                  9,835,000.00         9,835,000.00               0.00              0.00             0.00           0.00
M3-F                  9,835,000.00         9,835,000.00               0.00              0.00             0.00           0.00
M4                    7,025,000.00         7,025,000.00               0.00              0.00             0.00           0.00
M5                    8,430,000.00         8,430,000.00               0.00              0.00             0.00           0.00
M6                   10,397,000.00        10,397,000.00               0.00              0.00             0.00           0.00
R1                            0.00                 0.00               0.00              0.00             0.00           0.00
R2                            0.00                 0.00               0.00              0.00             0.00           0.00
X                     2,251,111.09         2,251,111.09               0.00              0.00             0.00           0.00
P                           100.00               100.00               0.00              0.00             0.00           0.00
Totals              562,018,211.09       552,692,409.66               0.00     10,629,320.50             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                         Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A-SIO                         0.00                 0.00       0.00000000                0.00
 A-1                  10,629,320.50       378,973,878.07       0.94997826       10,629,320.50
 A-2                           0.00        47,032,000.00       1.00000000                0.00
 M1A                           0.00        17,984,000.00       1.00000000                0.00
 M1-F                          0.00        17,984,000.00       1.00000000                0.00
 M2-A                          0.00        16,158,000.00       1.00000000                0.00
 M2-F                          0.00        16,158,000.00       1.00000000                0.00
 M3-A                          0.00         9,835,000.00       1.00000000                0.00
 M3-F                          0.00         9,835,000.00       1.00000000                0.00
 M4                            0.00         7,025,000.00       1.00000000                0.00
 M5                            0.00         8,430,000.00       1.00000000                0.00
 M6                            0.00        10,397,000.00       1.00000000                0.00
 R1                            0.00                 0.00       0.00000000                0.00
 R2                            0.00                 0.00       0.00000000                0.00
 X                             0.00         2,251,111.09       1.00000000                0.00
 P                             0.00               100.00       1.00000000                0.00

 Totals               10,629,320.50       542,063,089.16       0.96449382       10,629,320.50

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A-SIO                             0.00         0.00000000        0.00000000         0.00000000         0.00000000
A-1                     398,929,000.00       976.62290425        0.00000000        26.64464228         0.00000000
A-2                      47,032,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M1A                      17,984,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M1-F                     17,984,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2-A                     16,158,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2-F                     16,158,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3-A                      9,835,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3-F                      9,835,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M4                        7,025,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M5                        8,430,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M6                       10,397,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
R1                                0.00         0.00000000        0.00000000         0.00000000         0.00000000
R2                                0.00         0.00000000        0.00000000         0.00000000         0.00000000
X                         2,251,111.09      1000.00000000        0.00000000         0.00000000         0.00000000
P                               100.00       100.00000000        0.00000000         0.00000000         0.00000000

(2) All Classes are per $1,000 denomination except Class P which is per $100.00 denomination




                             Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

A-SIO                   0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
A-1                     0.00000000        26.64464228       949.97826197        0.94997826        26.64464228
A-2                     0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M1A                     0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M1-F                    0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2-A                    0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2-F                    0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3-A                    0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3-F                    0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M6                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
R1                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
R2                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
X                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
P                       0.00000000         0.00000000       100.00000000        1.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A-SIO                         0.00         0.45000%     441,876,000.00         160,180.05              0.00               0.00
A-1                 398,929,000.00         1.30000%     389,603,198.57         408,001.13              0.00               0.00
A-2                  47,032,000.00         4.60000%      47,032,000.00         180,289.33              0.00               0.00
M1A                  17,984,000.00         1.64000%      17,984,000.00          23,758.86              0.00               0.00
M1-F                 17,984,000.00         4.43800%      17,984,000.00          66,510.83              0.00               0.00
M2-A                 16,158,000.00         2.20000%      16,158,000.00          28,635.57              0.00               0.00
M2-F                 16,158,000.00         4.61700%      16,158,000.00          62,167.91              0.00               0.00
M3-A                  9,835,000.00         2.65000%       9,835,000.00          20,994.99              0.00               0.00
M3-F                  9,835,000.00         4.88800%       9,835,000.00          40,061.23              0.00               0.00
M4                    7,025,000.00         2.80000%       7,025,000.00          15,845.28              0.00               0.00
M5                    8,430,000.00         5.00000%       8,430,000.00          35,125.00              0.00               0.00
M6                   10,397,000.00         5.00000%      10,397,000.00          43,320.83              0.00               0.00
R1                            0.00         0.00000%               0.00               0.00              0.00               0.00
R2                            0.00         0.00000%               0.00               0.00              0.00               0.00
X                     2,251,111.09         0.00000%       2,251,111.09               0.00              0.00               0.00
P                           100.00         0.00000%             100.00               0.00              0.00               0.00
Totals              562,018,211.09                                           1,084,891.01              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


A-SIO                         0.00               0.00           160,180.05              0.00        441,876,000.00
A-1                           0.00               0.00           408,001.13              0.00        378,973,878.07
A-2                           0.00               0.00           180,289.33              0.00         47,032,000.00
M1A                           0.00               0.00            23,758.86              0.00         17,984,000.00
M1-F                          0.00               0.00            66,510.83              0.00         17,984,000.00
M2-A                          0.00               0.00            28,635.57              0.00         16,158,000.00
M2-F                          0.00               0.00            62,167.91              0.00         16,158,000.00
M3-A                          0.00               0.00            20,994.99              0.00          9,835,000.00
M3-F                          0.00               0.00            40,061.23              0.00          9,835,000.00
M4                            0.00               0.00            15,845.28              0.00          7,025,000.00
M5                            0.00               0.00            35,125.00              0.00          8,430,000.00
M6                            0.00               0.00            43,320.83              0.00         10,397,000.00
R1                            0.00               0.00                 0.00              0.00                  0.00
R2                            0.00               0.00                 0.00              0.00                  0.00
X                             0.00               0.00         2,071,077.48              0.00          2,251,111.09
P                             0.00               0.00           268,463.69              0.00                100.00
Totals                        0.00               0.00         3,424,432.18              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.



                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


A-SIO                           0.00         0.45000%       990.75336323        0.35914809         0.00000000         0.00000000
A-1                   398,929,000.00         1.30000%       976.62290425        1.02274121         0.00000000         0.00000000
A-2                    47,032,000.00         4.60000%      1000.00000000        3.83333326         0.00000000         0.00000000
M1A                    17,984,000.00         1.64000%      1000.00000000        1.32111099         0.00000000         0.00000000
M1-F                   17,984,000.00         4.43800%      1000.00000000        3.69833352         0.00000000         0.00000000
M2-A                   16,158,000.00         2.20000%      1000.00000000        1.77222243         0.00000000         0.00000000
M2-F                   16,158,000.00         4.61700%      1000.00000000        3.84750031         0.00000000         0.00000000
M3-A                    9,835,000.00         2.65000%      1000.00000000        2.13472191         0.00000000         0.00000000
M3-F                    9,835,000.00         4.88800%      1000.00000000        4.07333299         0.00000000         0.00000000
M4                      7,025,000.00         2.80000%      1000.00000000        2.25555587         0.00000000         0.00000000
M5                      8,430,000.00         5.00000%      1000.00000000        4.16666667         0.00000000         0.00000000
M6                     10,397,000.00         5.00000%      1000.00000000        4.16666635         0.00000000         0.00000000
R1                              0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000
R2                              0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000
X                       2,251,111.09         0.00000%      1000.00000000        0.00000000         0.00000000         0.00000000
P                             100.00         0.00000%       100.00000000        0.00000000         0.00000000         0.00000000

(2) All Classes are per $1,000 denomination except Class P which is per $100.00 denomination


                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A-SIO                   0.00000000         0.00000000         0.35914809        0.00000000       990.75336323
A-1                     0.00000000         0.00000000         1.02274121        0.00000000       949.97826197
A-2                     0.00000000         0.00000000         3.83333326        0.00000000      1000.00000000
M1A                     0.00000000         0.00000000         1.32111099        0.00000000      1000.00000000
M1-F                    0.00000000         0.00000000         3.69833352        0.00000000      1000.00000000
M2-A                    0.00000000         0.00000000         1.77222243        0.00000000      1000.00000000
M2-F                    0.00000000         0.00000000         3.84750031        0.00000000      1000.00000000
M3-A                    0.00000000         0.00000000         2.13472191        0.00000000      1000.00000000
M3-F                    0.00000000         0.00000000         4.07333299        0.00000000      1000.00000000
M4                      0.00000000         0.00000000         2.25555587        0.00000000      1000.00000000
M5                      0.00000000         0.00000000         4.16666667        0.00000000      1000.00000000
M6                      0.00000000         0.00000000         4.16666635        0.00000000      1000.00000000
R1                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
R2                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
X                       0.00000000         0.00000000       920.02455552        0.00000000      1000.00000000
P                       0.00000000         0.00000000    268463.69000000        0.00000000       100.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                         CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00
Deposits
     Payments of Interest and Principal                                                               15,322,306.07
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00

     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                        15,322,306.07

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                            1,268,553.39
     Payment of Interest and Principal                                                                14,053,752.68
Total Withdrawals (Pool Distribution Amount)                                                          15,322,306.07


Ending Balance                                                                                                 0.00

                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00

Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00



                                                   SERVICING FEES

Gross Servicing Fee                                                                                      230,288.46
Credit Risk Manager's Fee                                                                                  6,908.66
Pool Insurance Fee                                                                                     1,027,902.03
Securities Administrator Fee                                                                               3,454.24
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                      1,268,553.39




                                                    OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Financial Guaranty                                        0.00               0.00              0.00              0.00
Reserve Fund                                              0.00               0.00              0.00              0.00
Reserve Fund                                          1,000.00               0.00              0.00          1,000.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                     DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0                      0                       0                       0
                                  0.00                   0.00                    0.00                    0.00

30 Days   97                      0                      0                       2                       99
          4,946,813.56            0.00                   0.00                    115,794.21              5,062,607.77

60 Days   11                      0                      0                       0                       11
          275,896.85              0.00                   0.00                    0.00                    275,896.85

90 Days   5                       0                      0                       0                       5
          278,689.00              0.00                   0.00                    0.00                    278,689.00

120 Days  1                       0                      0                       0                       1
          40,254.26               0.00                   0.00                    0.00                    40,254.26

150 Days  2                       0                      0                       0                       2
          22,444.20               0.00                   0.00                    0.00                    22,444.20

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    116                     0                      0                       2                       118
          5,564,097.87            0.00                   0.00                    115,794.21              5,679,892.08


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.000000%              0.000000%               0.000000%               0.000000%
                                  0.000000%              0.000000%               0.000000%               0.000000%

30 Days   0.876005%               0.000000%              0.000000%               0.018062%               0.894067%
          0.912241%               0.000000%              0.000000%               0.021354%               0.933594%

60 Days   0.099341%               0.000000%              0.000000%               0.000000%               0.099341%
          0.050878%               0.000000%              0.000000%               0.000000%               0.050878%

90 Days   0.045155%               0.000000%              0.000000%               0.000000%               0.045155%
          0.051393%               0.000000%              0.000000%               0.000000%               0.051393%

120 Days  0.009031%               0.000000%              0.000000%               0.000000%               0.009031%
          0.007423%               0.000000%              0.000000%               0.000000%               0.007423%

150 Days  0.018062%               0.000000%              0.000000%               0.000000%               0.018062%
          0.004139%               0.000000%              0.000000%               0.000000%               0.004139%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    1.047593%               0.000000%              0.000000%               0.018062%               1.065655%
          1.026074%               0.000000%              0.000000%               0.021354%               1.047428%



                                               OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00


Class    M-1A             98,073,211.09      17.45018385%     98,073,211.09      18.09258240%        3.317695%         0.000000%
Class    M-1F             80,089,211.09      14.25028754%     80,089,211.09      14.77488741%        3.317695%         0.000000%
Class    M-2A             63,931,211.09      11.37529173%     63,931,211.09      11.79405356%        2.980834%         0.000000%
Class    M-2F             47,773,211.09       8.50029592%     47,773,211.09       8.81321972%        2.980834%         0.000000%
Class    M-4              21,078,211.09       3.75044984%     21,078,211.09       3.88851621%        1.295975%         0.000000%
Class    R-I               2,251,211.09       0.40055839%      2,251,211.09       0.41530426%        0.000000%         0.000000%
Class    R-II              2,251,211.09       0.40055839%      2,251,211.09       0.41530426%        0.000000%         0.000000%
Class    X                       100.00       0.00001779%            100.00       0.00001845%        0.415286%         0.000000%
Class    P                         0.00       0.00000000%              0.00       0.00000000%        0.000018%         0.000000%

Please Refer to the Prospectus Supplement for a Full Description of Loss Exposure







                                     COLLATERAL STATEMENT
 Collateral Description                                                    Mixed Fixed & Arm

 Weighted Average Gross Coupon                                                     9.607776%
 Weighted Average Net Coupon                                                       9.107776%
 Weighted Average Pass-Through Rate                                                6.868505%
 Weighted Average Maturity(Stepdown Calculation )                                        224
 Beginning Scheduled Collateral Loan Count                                            11,252

 Number Of Loans Paid In Full                                                            179
 Ending Scheduled Collateral Loan Count                                               11,073
 Beginning Scheduled Collateral Balance                                       552,692,409.66
 Ending Scheduled Collateral Balance                                          542,063,089.16
 Ending Actual Collateral Balance at 30-Apr-2004                              542,270,635.03
 Monthly P &I Constant                                                          4,732,660.80
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00
 Ending Scheduled Balance for Premium Loans                                   542,063,089.16
 Scheduled Principal                                                              307,540.02
 Unscheduled Principal                                                         10,321,780.48

 Pool Insurance claim payment received                                       $ 0.00

                             Miscellaneous Reporting
   Targeted Overcollateralization Amount                         2,251,111.09
   Overcollateralization Deficiency Amount                               0.00
   Overcollateralization Amount                                  2,251,111.09
   Payments made by the Cap Provider                                        0






theMurrayhillcompany


FFMLT 2004-FFA

Credit Risk Manager Report

April 2004


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.


                        Table of Contents


Section One                       Executive Summary


Section Two                       Prepayment Premium Analysis


Section Three                     Loan-Level Report


Section Four                      Analytics


Section One
Executive Summary

                theMurrayhillcompany
FFMLT 2004-FFA
Executive Summary
April 2004


Transaction Summary

Closing Date:                                           02/27/2004
Depositor:                                              Structured Asset Securities Corporation
Master Servicer:                                        Aurora Loan Services Master Servicing
Servicer(s):                                            Chase Home Finance, Wells Fargo
Mortgage Insurer(s):                                    Radian Guaranty
Delinquency Reporting Method:                           OTS1


Collateral Summary

                                                          2          3/31/2004 as a Percentage of
                        Closing Date             3/31/2004
                                                                       Closing Date

Collateral Balance      $562,018,211             $552,912,921          98.37%
Loan Count              11,412                   11,253                98.61%


1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

Prepayment Premium Analysis
Current Prepayment Premium Issues
During the 4/25/04 distribution cycle, 73 loans paid off with active prepayment penalty flags, and the servicers remitted prepayment penalties for 68 of these loans. Murrayhill notified the corresponding servicer concerning the collection of prepayment penalties for the remaining five loans (numbers 1100018934, 1100012560, 1100011785, 1100009086, and 1100007522).

Outstanding Prepayment Premium Issues
During the 3/25/04 distribution cycle, one of the servicers did not collect prepayment penalty for loan number 1100008071, which paid off with an active prepayment penalty flag. Murrayhill asked the servicer to explain why it did not collect and remit a penalty for this loan, and we will ensure we receive acceptable response.

Pool Insurance Watchlist
Under the pool insurance policy for this security, the servicer must file an insurance claim when a loan becomes six months delinquent, but no earlier than when the loan becomes five months delinquent. Currently no pool insurance claims have been filed; six loans became 120-days delinquent as of mortgage data through 3/31/04. All six of the loans originated as purchases, and all six of the loans list REO start dates. As these loans should not proceed through foreclosure or REO, Murrayhill asked the servicer when it plans to file mortgage insurance claims and why the loans are showing REO start dates. Murrayhill also notified the master servicer; we have requested a copy of the delinquency file it sends to the trust since the 4/25/04 remittance again shows five loans as REO.

(C) 2004 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis


Reconciliation of Prepayment Premiums for FFMLT 2004-FFA
Mortgage Data Through: March 31, 2004



Section 1: Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.

                                       Distribution Date
             Servicer        25-Apr-04          25-Mar-04
             Total           $153,580            $50,667






Section 2: Prepayment premiums remitted with interest by the trustee. This information is taken from the statement to certificateholders prepared by the trustee.


                             Distribution Date
              Class        25-Apr-04          25-Mar-04
              P Class      $153,580            $50,667


Section 3: Reconciliation of the amounts remitted by the servicers to the trustee, and the amount remitted with interest by the trustee.

                     Amount remitted by servicers:                  $153,580
                     Amount distributed:                            $153,580
                     Difference:                                    $0


Aggregate Paid-Off Loans Report for FFMLT 2004-FFA
Mortgage Data Through: March 31, 2004

Distribution Date                                                                 Apr-04        Mar-04
Loans with Active Prepayment Flags that Remitted Premiums ( A )                    68           28


Loans without Prepayment Flags that Remitted Premiums                             1             0
Total Loans that Remitted Premiums ( B )                                          69            28

Loans with Active Prepayment Flags ( C )                                          142           72

Loans without Prepayment Flags that Remitted Premiums                             73            29
Subtotal ( D )                                                                    74            29

Premiums Remitted with Active Prepayment Flags (A/C)                              93.2%         96.6%


Total Loans that Remitted Premiums to the Subtotal (B/D )                         93.2%         96.6%

Total Paid-Off Loans ( E )                                                        116            43

Total Loans that Remitted Premiums to the Total Paid-Off Loans ( B/E )            59.5%         65.1%



Paid-Off Loans Report By Servicer for FFMLT 2004-FFA
Mortgage Data Through: March 31, 2004

Servicer:                                                                    Servicer 1          Servicer 2           Total
Loans with Active Prepayment Flags that Remitted Premiums ( A )               57                 11                    68

Loans without Prepayment Flags that Remitted Premiums                        1                   0                    1
Total Loans that Remitted Premiums ( B )                                     58                  11                   69

Loans with Active Prepayment Flags ( C )                                     62                  11                   73

Loans without Prepayment Flags that Remitted Premiums                        1                   0                    1
Subtotal ( D )                                                               63                  11                   74

Premiums Remitted with Active Prepayment Flags ( A/C )                       91.9%               100.0%               93.2%


Total Loans that Remitted Premiums to the Subtotal ( B/D )                   92.1%               100.0%               93.2%

Total Paid-Off Loans ( E )                                                   99                  17                   116
Total Loans that Remitted Premiums to the Total Paid-Off Loans ( B/E )       58.6%               64.7%                59.5%


                               Paid-Off Loans Exception Report for FFMLT 2004-FFA
                               Mortgage Data Through: March 31, 2004

Servicer:                                                                                          Servicer 1    Servicer 2   Total
Total Paid-Off Loans with Flags                                                                    62            11           73
Less Exceptions:
                               Loans with Expired Prepayment Clauses (as stated in the Note)*      0             0            0

                               Loans that Liquidated from REO*                                     0             0            0

                               Loans with Discrepancies between the Data File and the Note         0             0            0

                               Defaulted Liquidated Loans that Could Not Have Collected
                                                                                                   0             0            0
                               Premiums because of the Acceleration of the Debt*

                               Loans that Liquidated Through Loss Mitigation Efforts*              0             0            0
Total Paid-Off Loans with Active Prepayment Flags (C)                                              62            11           73

Other Exceptions:
                               Paid-Off Loans that Did Not Collect Premiums because of State
                                                                                                   0             0            0
                               Statutes
                               Paid-Off Loans with Active Prepayment Flags that Have Not
                                                                                                   5             0            5
                               Remitted Premiums
* These categories are mutually exclusive.



Paid-Off Loans With Prepayment Flags for FFMLT 2004-FFA
Mortgage Data Through: April 30, 2004


Loan number   Delinquency     Origination      PPP     Exp. Date     Payoff
              String           Date            Flag                  Balance

Servicer 1
1100018934      CO           10/3/03            2    10/3/05       $75,884
1100012560      CO           9/19/03            2    9/19/05       $24,901
1100011785      CO           9/12/03            2    9/12/05       $89,797
1100009086      CO           8/6/03             2    8/6/05        $57,873
1100007522      30           7/28/03            2    7/28/05       $76,821
1100009356      CO           8/25/03            0    8/25/03       $23,886
1100022255      CO           10/31/03           2    10/31/05      $25,938
1100021892      CO           10/24/03           2    10/24/05      $73,283
1100022232      CO           10/22/03           2    10/22/05     $115,709
1100019336      CO           10/14/03           2    10/14/05      $28,029
1100020368      CO           10/13/03           2    10/13/05      $34,383
1100020389      CO           10/10/03           1    10/10/05      $19,958
1100020270      CO           10/10/03           1    10/10/05      $64,820
1100020159      CO           10/10/03           2    10/10/05      $69,319
1100019215      CO           10/3/03            2    10/3/05       $89,616
1100018459      CO           9/26/03            2    9/26/05       $21,502
1100018413      CO           9/26/03            2    9/26/05      $125,573
1100013782      CO           9/25/03            2    9/25/05       $31,745
1100018542      CO           9/25/03            2    9/25/05       $71,031
1100014067      CO           9/25/03            2    9/25/05       $72,867
1100018528      CO           9/24/03            2    9/24/05       $41,751
1100012968      CO           9/24/03            2    9/24/05       $66,247
1100013502      CO           9/24/03            2    9/24/05      $199,389
1100012737      CO           9/18/03            2    9/18/05       $52,522
1100013395      CO           9/16/03            2    9/16/05       $66,799
1100011381      CO           9/9/03             2    9/9/05        $53,032
1100011536      CO           9/8/03             2    9/8/05        $61,805
1100011047      CO           9/8/03             2    9/8/05        $71,138
1100010993      CO           9/5/03             2    9/5/05        $26,924
1100011262      CO           9/5/03             2    9/5/05        $26,305
1100013575      CO           9/5/03             2    9/5/05        $57,152
1100010491      CO           9/4/03             2    9/4/05        $64,977
1100010191      CO           8/30/03            2    8/30/05       $90,740
1100010306      CO           8/28/03            2    8/28/05       $47,495
1100010193      CO           8/28/03            2    8/28/05       $91,658
1100010021      CO           8/28/03            2    8/28/05       $65,851
1100018192      CO           8/27/03            2    8/27/05       $35,465
1100010586      CO           8/26/03            2    8/26/05       $33,889
1100010610      CO           8/25/03            2    8/25/05       $71,716
1100010706      CO           8/25/03            2    8/25/05       $76,662
1100010039      CO           8/21/03            2    8/21/05       $20,832
1100009873      CO           8/21/03            2    8/21/05       $49,902
1100009445      CO           8/20/03            2    8/20/05       $47,042
1100010255      CO           8/20/03            2    8/20/05       $45,550
1100010182      CO           8/20/03            2    8/20/05       $50,705
1100009601      CO           8/19/03            2    8/19/05       $21,928
1100009212      CO           8/18/03            2    8/18/05       $84,278
1100009275      CO           8/14/03            2    8/14/05       $59,772
1100008982      CO           8/12/03            2    8/12/05       $73,463
1100008205      CO           8/11/03            2    8/11/05       $35,472
1100010309      CO           8/8/03             2    8/8/05        $28,905
1100008049      CO           8/8/03             2    8/8/05        $38,461
1100008514      CO           8/8/03             2    8/8/05        $86,770
1100008151      CO           8/8/03             2    8/8/05       $119,451
1100008477      CO           8/7/03             2    8/7/05        $27,883
1100007925      CO           8/5/03             2    8/5/05        $52,890
1100007443      CO           8/4/03             2    8/4/05        $45,712
1100009005      CO           8/4/03             2    8/4/05        $79,815
1100007802      CO           8/1/03             2    8/1/05        $41,682
1100008001      CO           7/31/03            2    7/31/05       $39,854
1100007409      CO           7/29/03            2    7/29/05       $34,867
1100007504      CO           7/25/03            2    7/25/05       $70,686
1100007337      CO           7/24/03            2    7/24/05       $69,661
Servicer 2
15568637        CO           12/23/02           3    12/23/05      $26,471
15593114        CO           1/29/03            2    1/29/05       $51,760
15591852        CO           1/27/03            2    1/27/05       $51,797
15588148        CO           1/22/03            2    1/22/05       $99,310
15590169        CO           1/21/03            2    1/21/05       $41,014
15579816        CO           1/15/03            2    1/15/05       $79,676
15576663        CO           1/15/03            2    1/15/05       $61,842
15568611        CO           12/17/02           2    12/17/04      $99,459
15498900        CO           12/12/02           2    12/12/04      $26,982
15490931        CO           12/9/02            2    12/9/04       $34,241
15476369        CO           11/20/02           2    11/20/04      $42,687

Paid-Off Loans With Prepayment Flags for FFMLT 2004-FFA
Mortgage Data Through: April 30, 2004  (Cont.)

Loan Number      PPP Remitted          % of      PPP            PPP              Comments
                                    Premium to  Collected,     Collected,
                                     Payoff     w/Flag          No Flag
                                     Balance

Servicer 1
1100018934          $0                   0%      1100018934                     Awaiting the servicer' s response.
1100012560          $0                   0%      1100012560                     Awaiting the servicer' s response.
1100011785          $0                   0%      1100011785                     Awaiting the servicer' s response.
1100009086          $0                   0%      1100009086                     Awaiting the servicer' s response.
1100007522          $0                   0%      1100007522     110009356       Awaiting the servicer' s response.
1100009356          $478                 2%
1100022255          $260                 1%
1100021892          $2,600               4%
1100022232          $3,877               3%
1100019336          $281                 1%
1100020368          $1,324               4%
1100020389          $739                 4%
1100020270          $2,236               3%
1100020159          $2,702               4%
1100019215          $3,361               4%
1100018459          $881                 4%
1100018413          $4,334               3%
1100013782          $1,429               5%
1100018542          $2,770               4%
1100014067          $3,203               4%
1100018528          $1,628               4%
1100012968          $2,912               4%
1100013502          $6,879               3%
1100012737          $1,760               3%
1100013395          $2,305               3%
1100011381          $1,775               3%
1100011536          $2,069               3%
1100011047          $2,398               3%
1100010993          $1,051               4%
1100011262          $1,184               5%
1100013575          $2,572               5%
1100010491          $650                 1%
1100010191          $3,536               4%
1100010306          $1,733               4%
1100010193          $3,301               4%
1100010021          $3,788               6%
1100018192          $1,187               3%
1100010586          $1,237               4%
1100010610          $2,617               4%
1100010706          $2,994               4%
1100010039          $760                 4%
1100009873          $2,295               5%
1100009445          $1,716               4%
1100010255          $2,002               4%
1100010182          $2,383               5%
1100009601          $800                 4%
1100009212          $2,823               3%
1100009275          $2,002               3%
1100008982          $3,453               5%
1100008205          $1,224               3%
1100010309          $1,054               4%
1100008049          $1,327               3%
1100008514          $3,514               4%
1100008151          $4,004               3%
1100008477          $934                 3%
1100007925          $2,379               4%
1100007443          $1,537               3%
1100009005          $3,432               4%
1100007802          $1,750               4%
1100008001          $1,635               4%
1100007409          $1,271               4%
1100007504          $2,508               4%
1100007337          $2,334               3%
Servicer 2
15568637            $1,245               5%
15593114            $2,484               5%
15591852            $2,385               5%
15588148            $3,925               4%
15590169            $1,929               5%
15579816            $3,907               5%
15576663            $2,982               5%
15568611            $4,479               5%
15498900            $1,323               5%
15490931            $1,643               5%
15476369            $2,093               5%

(c)  2004 The Murrayhill Company. All Rights Reserved.


Section Three
Loan-Level Report


Loan-Level Report Definitions

R
FICO : Represents the borrower's credit score at the time of securitization/ origination.

Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.

Valuation: Represents what is believed to be the most accurate known value of a property based on Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing
Price Index (HPI) and a discount based on credit class.

Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated
REO marketing period.

Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.

Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:

C The contractually due payment arrived on time.
3 The contractually due payment had not arrived within thirty days.
6 The contractually due payment had not arrived within sixty days.
9 The contractually due payment had not arrived within ninety days.
F The property is in the process of foreclosure.
R The property is real estate owned (REO).
0 The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

(c)  2004 The Murrayhill Company. All Rights Reserved.

FFMLT 2004-FFA Loan Level Report.txt

FFMLT 2004-FFA Loan-Level Report
Mortgage Data Through: March 31, 2004
Watchlist

State First Pmt. Valuation Method Orig. Orig Amount     OLTV 1st
Lien Est. (Gain)/Loss Est. Liq. Date Delinquency
Loan Number FICO (R) Last Paid Dt. Current Value Current Bal CLTV
Comb. LTV MI Cert # Est. Severity Status
15481567  AL      2/1/2003   Int. Est. $88,500  $17,700   %20.00
$70,800 $0 5/1/2005  C9
605 11/1/2003    12/31/2003   $69,846  $17,588  25.18%  126.54%  0.00%
Monitor
Default Reason:(Unknown)
4/30/2004 This loan was placed on the Watchlist because the status of the loan moved from current directly to 90-days delinquent. According to the servicer's system, the servicer received three payments as a result of non sufficient funds causing the delinquency to move from a current status to
90-days past due. As of 4/30/04, the senior lien balance was $70,293, and due for the 10/1/03 payment. The estimated payoff balance is $73,701. The senior lienholder would not release the status of the loan. A note entered in the servicer's system on 4/19/04 stated that the servicer stopped advancing on the loan; however, a note entered 4/20/04 stated that the loan was referred to foreclosure. Murrayhill asked the servicer to verify whether it is proceeding to foreclosure or whether it will charge off the loan. Murrayhill also asked for equity analysis performed on the loan.
15513393    IN      2/1/2003   BPO   $45,000  $10,000  22.22%   $35,000  $0
10/1/2004   99
604 10/1/2003 2/13/2004 $42,900 $9,974 23.24% 104.83%  0.00%
Monitor
Default Reason:(Unknown)
4/9/2004 This loan was placed on the watchlist because it is 90-days delinquent. According to the servicer's system, the loan is 157-days delinquent and interest advances stopped on the loan on 2/19/04. The senior lien, pay off balance is $36,131 and it is due for the 10/1/03 contractual payment.

(c)  2004 The Murrayhill Company. All Rights Reserved.


FFMLT 2004-FFA Loan-Level Report
Mortgage Data Through: March 31,2004
Watchlist



State    First Pmt.   Valuation Method   Orig.   Orig Amount   OLTV   1st
Lien Est. (Gain)/Loss Est. Liq. Date Delinquency
Loan Number FICO (C) Last Paid Dt. Current Value Current Bal CLTV
Comb. LTV MI Cert # Est. Severity   Status
1100007385 CA  9/1/2003   Int. Est.     $405,000     $80,000
19.75%  $324,000 0%  0$   9/1/2004       69
615     11/1/2003 12/31/2003  $325,643   $79,918  24.54%   124.03%
0.00% Monitor
Default Reason:(Unknown)
4/30/2004   This loan was placed on the Watchlist because it is covered by the pool insurance policy, it is 90-days delinquent, and unpaid principal balance of the loan is greater than $50,000.
1100008909       CA      10/1/2003   BPO    $172,250    $34,450     20.00%
$137,800          0%    0$   8/1/2004       99
691       10/1/2003     3/5/2004     $185,000   $34,430   18.61%    93.09%
0.00% Active
Default Reason:(Unknown)
4/30/2004 This loan has a REO start date of 2/27/04. The loan is a second lien and has no foreclosure start or sale date. Murrayhill asked the servicer the status and balance of the senior lien, and why the loan is showing and REO start date.

1100009788   TX     10/1/2003     Int. Est.     $91,000     $18,200    20.00%
$72,800   $0  6/1/2004     69
601       11/1/2003   12/31/2003   70,677   $18,189  25.73%   0.00%
Monitor
Default Reason:Servicing Problems
4/30/2004   Murrayhill will ask the servicer what loss mitigation techniques it is using to resolve the delinquency of this loan. Also, Murrayhill requested an updated senior lien balance and status.
1100010253   NJ   10/1/2003   BPO   $360,000     $72,000    20.00%
$288,000     0%   $0     11/1/2004  99
607    10/1/2003  2/3/2004       $368,000   $71,978  19.55%    97.82%
0.00% Active
Default Reason:(Unknown)
4/30/2004 This loan was placed on the watchlist because it is covered by the pool insurance policy, it is 90-days delinquent, and unpaid principal balance of the loan is greater than $50,000. Murrayhill asked the servicer when it plans to file a pool insurance claim and if it has already filed a notice of default with the mortgage insurance company. Also, Murrayhill will ask the servicer for an updated mortgage senior lien balance and status.
1100010324   PA    10/1/2003    BPO   Int. Est.    $153,500     $30,700
20.00%   $122,800  0$      10/1/2004         99
612      10/1/2003  12/31/2003     $121,225        $30,668  25.29%  126.59%
0.00% Active
Default Reason:Excessive use of Credit
4/30/2004  Murrayhill will ask the servicer for an update concerning the senior lien balance and status.

1100011666    AZ    11/1/2003    BPO    $552,900     $110,550
19.99%  $442,300    0%      $0   10/1/2004     99
672     10/1/2003   1/30/2004    $525,000     $110,550        21.05%
105.30% 0.00% Active
Default Reason:(Unknown)
4/30/2004 This loan has an REO start date of 2/27/04; Murrayhill will ask the servicer why the loan is showing an REO start date, but does not have an REO flag or foreclosure sale date.

(c)  2004 The Murrayhill Company. All Rights Reserved.


FFMLT 2004-FFA Loan-Level Report
Mortgage Data Through: March 31, 2004
Watchlist


State First Pmt. Valuation Method Orig.   Orig Amount             OLTV  1st
Lien Est. (Gain)/Loss Est. Liq. Date Delinquency
Loan Number FICO (R) Last Paid Dt. Current Value Current Bal CLTV
Comb. LTV MI Cert # Est. Severity  Status
1100012677   FL    11/1/2003   Int.Est   $850,000     $170,000
20.00%  $680,000   0%      $0  11/1/2004 36
696     12/1/2003  12/31/2003  $609,123  $169,464     27.82%
139.45%  0.00%  Monitor
Default Reason:(Unknown)
4/5/2004 This loan was placed on the watchlist because the balance of the loan exceeds $100,000.

1100013170   CA   11/1/2003    Int.Est.   $850,000     $170,000
20.00%  $680,000  0%     $0    11/1/2004   36
733     12/1/2003   12/31/2003  $617,624   $169,788    27.49%
137.58%  0.00% Monitor
Default Reason:(Unknown)
4/5/2004 This loan was placed on the the watchlist because the balance of the loan exceeds $100,000.
1100013314    CA    11/1/2003    Int.Est.     $228,000    $45,600
20.00%   $182,400   0%      $0   9/1/2004     69
644      11/1/2003  12/31/2003   $187,923     $45,580  24.25%   121.31%
0.00% Monitor
Default Reason:Servicing Problems
4/30/2004 This loan was added to the watchlist because it is 90-days delinquent, and it is covered under the pool insurance policy.
1100013467  FL   11//1/2003   BPO   $220,000   $44,000  20.00%
$176,000    0%   $0       8/1/2004   99
661     10/1/2003  1/26/2004     $220,000   $44,000  20.00%   100.00%
0.00%  Active
Default Reason: (Unknown)
4/30/2004  Murrayhill asked the servicer for an updated senior lien balance and status as well as when it plans to file a mortgage insurance claim. Also, this loan shows a REO start date, but no foreclosure start or sale date. Murrayhill asked the servicer to explain this discrepancy.
1100013547   CA   11/1/2003    BPO    $650,000    $33,000     20.00%
$132,000     0%   0$      8/1/2004    99
633     10/1/2003  1/28/2004     $149,000   $33,000  22.14%   110.73%
0.00% Active
Default Reason:(Unknown)
4/30/2004  Murrayhill asked the servicer to explain why this loan has a REO start date. Murrayhille also asked for an updated senior lien balance and status.

1100013573    NV     11/1/2003      Int.Est.     $480,000     $96,000
20.00%   $384,000    0%      $0     6/1/2004     69
622     11/1/2003    12/31/2003     $389,734     $95,966  24.62% 123.15%
0.00% Monitor
Default Reason: (Unknown)
4/5/2004        This loan was added to the watchlist because it is a second payment default and the property type is a planned unit development.

(c)  2004 The Murrayhill Company. All Rights Reserved.

FFMLT 2004-FFA Loan-Level Report
Mortgage Data Through: March 31, 2004
Watchlist

State   First Pmt.  Valuation Method   Orig.   Orig Amount     OLTV     1st
Lien    Est.(Gain)/Loss  Est. Liq. Date Delinquency
Loan Number    FICO R    Last Paid Dt.  Current Value   Current Bal     CLTV
Comb. LTV      MI Cert#  Est. Severity  Status
1100018476     CA     12/1/2003    Int. Est.    $405,000        $81,000
20.00%  $324,000      0%     $0    9/1/2004     69
679     11/1/2003     12/31/2003   $334,219     $81,000   24.23%   121.17%
0.00% Monitor
Default Reason: Servicing Problems
4/30/2004      This loan was added to the watchlist because if it is a first-
payment default.

1100020598      OR      12/1/2003     BPO      $1,200,000      $200,000
16.66%  $840,000        0%      $0    11/1/2004        36
652     12/1/2003       3/11/2004     $950,000         $199,891       21.04%
109.46%   0.00%   Monitor
Default Reason: Business Failure
4/5/2004       This loan was placed on the watchlist because it is a second payment default and the value of the property at origination exceeded
$1,000,000.

1100021363      MI      12/1/2003     Int.Est.      $127,000       $25,400
20.00%   $101,600       $0      11/1/2004    69
613       11/1/2003     12/31/2003  $96,520   $25,400  26.31%  131.57%   0.00%
Monitor
Default Reason: Excessive use of Credit
4/5/2004        This loan was placed on the watchlist because it is a first payment default.

(c)  2004 The Murrayhill Company. All Rights Reserved.

Section Four
Analytics

FFMLT 2004-FFA FICO Distribution by Status
FICO is a registered trademark of Fair Isaac Corporation
Mortgage Data Through: March 31, 2004

FICOGroup                 Delinquency              Percentage
600                       Current                  .054
600                       Delinquent               .162
600                       Paid Off                 .101
610                       Current                  .081
610                       Delinquent               .223
610                       Paid Off                 .063
620                       Current                  .081
620                       Delinquent               .177
620                       Paid Off                 .057
630                       Current                  .081
630                       Delinquent               .054
630                       Paid Off                 .075
640                       Current                  .089
640                       Delinquent               .069
640                       Paid Off                 .082
650                       Current                  .095
650                       Delinquent               .038
650                       Paid Off                 .082
660                       Current                  .082
660                       Delinquent               .062
660                       Paid Off                 .044
670                       Current                  .074
670                       Delinquent               .077
670                       Paid Off                 .088
680                       Current                  .061
680                       Delinquent               .031
680                       Paid Off                 .075
690                       Current                  .052
690                       Delinquent               .054
690                       Paid Off                 .050
700                       Current                  .046
700                       Delinquent               .015
700                       Paid Off                 .050
710                       Current                  .041
710                       Delinquent               .008
710                       Paid Off                 .075
720                       Current                  .035
720                       Paid Off                 .038
730                       Current                  .026
730                       Delinquent               .015
730                       Paid Off                 .038
740                       Current                  .026
740                       Delinquent               .008
740                       Paid Off                 .019
750                       Current                  .021
750                       Delinquent               .008
750                       Paid Off                 .025
760                       Current                  .018
760                       Paid Off                 .006
770                       Current                  .015
770                       Paid Off                 .019
780                       Current                  .010
780                       Paid Off                 .013
790                       Current                  .007
800                       Current                  .003
810                       Current                  .001
820                       Current                  .000


Status    # of Loans       Average        Std. Deviation
Current       11,123         665            46.281
Delinquent    130            634            34.489
Paid Off      159            665            46.095
Total: 11,412

(c)  2004 The Murrayhill Company. All Rights Reserved.


FFMLT 2004-FFA Balance Distribution by Delinquency
Mortgage Data Through: March 31, 2004

BalanceGroup                Delinquency             Percentage
..0000 Current.000
10000.0000                  Current.025
10000.0000                  Delinquent              .100
20000.0000                  Current.148
20000.0000                  Delinquent              .162
30000.0000                  Current.220
30000.0000                  Delinquent              .269
40000.0000                  Current.156
40000.0000                  Delinquent              .146
50000.0000                  Current.123
50000.0000                  Delinquent              .100
60000.0000                  Current.101
60000.0000                  Delinquent              .054
70000.0000                  Current.075
70000.0000                  Delinquent              .015
80000.0000                  Current.050
80000.0000                  Delinquent              .038
90000.0000                  Current.031
90000.0000                  Delinquent              .015
100000.0000                 Current.020
100000.0000                 Delinquent              .023
110000.0000                 Current.014
110000.0000                 Delinquent              .031
120000.0000                 Current.012
130000.0000                 Current.007
130000.0000                 Delinquent              .008
140000.0000                 Current.005
150000.0000                 Current.004
150000.0000                 Delinquent              .015
160000.0000                 Current.001
170000.0000                 Current.003
170000.0000                 Delinquent              .015
180000.0000                 Current.000
190000.0000                 Current.001
200000.0000                 Current.001
200000.0000                 Delinquent              .008
210000.0000                 Current.000
220000.0000                 Current.000
230000.0000                 Current.000
250000.0000                 Current.001
270000.0000                 Current.000
300000.0000                 Current.000


Status       # of Loans      Average       Std. Deviation
Current      11,123          $49,181.35    $29,111.93
Delinquent   130             $45,144.16    $34,888.58
Total: 11,253

(c)  2004 The Murrayhill Company. All Rights Reserved.


FFMLT 2004-FFA Loan-to-Level Distribution by status
Mortgage Data Through: March 31, 2004

LTVGroup                               Delinquency             Percentage
0.0                                    Current                 .001
0.10000000000000001                    Current                 .029
0.10000000000000001                    Delinquent              .008
0.10000000000000001                    Paid Off                .075
0.20000000000000001                    Current                 .955
0.20000000000000001                    Delinquent              .992
0.20000000000000001                    Paid Off                .906
0.29999999999999999                    Current                 .015
0.29999999999999999                    Paid Off                .019


Status      # of Loans        Average        Std. Deviation
Current     11,123            126.82%        5.41%
Delinquent  130               125.32%        9.69%
Paid Off    159                99.50%        5.16%
Total: 11,412

(c)  2004 The Murrayhill Company. All Rights Reserved.

FFMLT 2004-FFA Mortgage Purpose Distribution
Mortgage Data through: March 31, 2004

Origination Statistics          Current Loans           Delinquent Loans
        Paid Off Loans
Number of Loans:         11,412  Number of Loans:11,123 Number of Loans:
130     Number of Loans:         159

Category        CashOutRefinance        Purchase        RateTermfinance
HomeImprovement Other
Current 937     9922     263    0       1
Delinquent      16       110    4       0       0
Origination     975      10164  272     0       1
Paid Off        22       132    5       0       0

Purpose Number   Percentage      Purpose Number    Percentage    Purpose Number
Percentage       Purpose Number  Percentage
Cash-out refinance       975     8.5%    Cash-out refinance      937     8.4%
Cash-out refinance       16      12.3%   Cash-out refinance      22      13.8%
Purchase         10,164  89.1%   Purchase       9,922    89.2%   Purchase  110
84.6%    Purchase        132     83.0%
Rate/term       272      2.4%    Rate/term      263      2.4%     Rate/term  4
3.1%    Rate/term        5       3.1%
Home    0       0.0%     Home    0     0.0%     Home     0        0.0%  Home 0
0.0%
other   1       0.0%     Other   1     0.0%     Other    0        0.0%  Other0
0.0%

Total 11,412    100%     Total   11,123  100%   Total    130     100%  Total 159

(c)  2004 The Murrayhill Company. All Rights Reserved.

FFMLT 2004-FFA Mortgage Term Distribution By Status
Mortgage Data Through: March 31, 2004

MortgageTerm                Delinquency            Percentage
120                         Current                1.7081722556864156E-3
120                         Delinquent             7.6923076923076927E-3
180                         Delinquent             0.23076923076923078
180                         Current                0.16047828823159219
180                         Paid Off               0.18238993710691823
240                         Paid Off               0.8176100628930818
240                         Current                0.83781353951272142
240                         Delinquent             0.7615384615384615

# of Loans                  Other 120              180 240 360
11,412                      0 20                   1,844 9,548 0

(c)  2004 The Murrayhill Company. All Rights Reserved.

FFMLT 2004-FFA Ownership Distribution by Status
Mortgage Data Through: March 31, 2004

OwnershipType                 Delinquency          Percentage
Investment HomeCurrent                             .001
Primary Home                  Current              .997
Primary Home                  Delinquent           1.000
Primary Home                  Paid Off             1.000
Second Home                   Current              .002

Title                         # of Loans
Investment Home               10
Primary Home                  11,384
Second Home                   18

Total: 11,412

(c)  2004 The Murrayhill Company. All Rights Reserved.

FFMLT 2004-FFA Conditional Prepayment Rates
Mortgage Data Through: March 31, 2004

Date        Distribution Date CPR      3-Month MA  6-Month MA  12-Month MA
31-Mar-04   25-Apr-04         13.18%   4.60%

(c)  2004 The Murrayhill Company. All Rights Reserved.

FFMLT 2004-FFA Historical SDA Performance
Mortgage Data Through: March 31, 2004

Weighted          Monthly
Date              Average Age   Default Amt    Default Rate     CDR (F-R)                                               SDA
Curve    SDA %
29-Feb-04         5.23          $0             0.00%            0.00%
0.10%             0%
31-Mar-04         6.22          $0             0.00%            0.00%
0.12%             0%

Averages:         5.72          $0             0.00%            0.00%
0.11%             0%

(c)  2004 The Murrayhill Company. All Rights Reserved.




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